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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) March 15, 2000.



                               Advanta Bank Corp.
             (Exact name of registrant as specified in its charter)


        Utah                            333-93915               23-2597173
(State or Other Jurisdiction of                               (IRS Employer
Incorporation)                    (Commission File Number)     Identification
                                                                  Number)

          11850 South Election Road
                Draper, Utah                                       08020
 (Address of Principal Executive Office)                         (Zip Code)

Registrant's telephone number, including area code (801) 523-0858


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On March 15, 2000, the Registrant made available to prospective investors Preliminary Marketing Materials and Term Sheet setting forth a description of the collateral pool and the proposed structure of $181,285,000 aggregate principal amount of Class A-1 Asset Backed Notes, Series 2000-1, $63,269,000 aggregate principal amount of Class A-2 Asset Backed Notes, Series 2000-1, $84,623,000 aggregate principal amount of Class A-3 Asset Backed Notes, Series 2000-1, $28,215,000 aggregate principal amount of Class B Asset Backed Notes, Series 2000-1, $18,810,000 aggregate principal amount of Class C Asset Backed Notes, Series 2000-1, and $9,405,000 aggregate principal amount of Class D Asset Backed Notes, Series 2000-1, each of the Advanta Equipment Receivables Series 2000-1 LLC. The Preliminary Marketing Materials and Term Sheet is attached hereto as Exhibit 99.1.

Item 6.           Not Applicable.

Item 7.           Exhibits.

                  The following is filed as an Exhibit to this Report under
                  Exhibit 99.1.

         Exhibit 99.1 Preliminary Marketing Materials and Term Sheet, dated as of March 15, 2000

Item 8.           Not Applicable.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ADVANTA BANK CORP.
                                               As Registrant



                                               By: /s/ Mark Hales
                                                  -----------------------------
                                               Name: Mark Hales
                                               Title:  President and Director
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                                  EXHIBIT INDEX


Exhibit                             Description

Exhibit 99.1 Preliminary Marketing Materials and Term Sheet, dated as of March 15, 2000


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